Blackstone’s Full Year and Fourth Quarter 2012 Earnings January 31, 2013 Exhibit 99.2

Blackstone 1
Blackstone’s Full Year and Fourth Quarter 2012 Highlights
Economic Net Income (“ENI”) was up 30% in 2012 to nearly $2 billion, or $1.77 per unit, the highest full year  total since going public, on strong revenue growth to over $4 billion.
•
Fourth quarter ENI of $670 million was driven by sustained performance in Real Estate and strong growth in Private Equity, Credit and Hedge Fund Solutions, as valuation gains and realization activity increased considerably.
GAAP Revenues were $4 billion for the year while GAAP Net Income was $219 million due to certain non-
cash IPO and transaction related expenses and the exclusion of net income attributable to insiders.
Distributable Earnings (“DE”) surged 48% in 2012 to over $1 billion, or $0.85 per common unit, on a sharp increase in Fee Related Earnings (“FRE”) and an improving environment for Realized Performance Fees across all of Blackstone’s investment businesses.
•
Full year Fee Related Earnings of $700 million were up 28% from 2011 on continued strong inflows which drove Base Management Fees up 24% to $1.6 billion, Blackstone’s best ever full year total.
•
Full year Realized Performance Fees of $629 million were up 176% from 2011, as market levels and fund performance created realization opportunities across the investment businesses.
Total AUM reached a record $210 billion, up $44 billion or 26% from the prior year, as all of Blackstone’s investment businesses continued to see net inflows and carrying value appreciation.
•
Full year gross inflows were $47 billion including $19 billion in new fund strategies as Blackstone innovated more ways to find and create fund investor value.
•
Total capital invested was $15.6 billion in 2012, the second highest full year total in Blackstone’s history.
•
Blackstone’s funds returned $18.5 billion of capital to investors during the year.

Blackstone 2
Blackstone’s Fourth Quarter and Full Year 2012 Earnings
(a)
(b)
(c)
% Change % Change
(Dollars in Thousands, Except per Unit Data)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Fee Revenues 511,335 $         646,903 $         27% 1,923,804 $      2,186,765 $      14%
Performance Fees 357,950            470,173            31% 1,174,526         1,593,765         36%
Investment Income 55,725               111,670            100% 185,264            286,244            55%
Total Revenues 925,010 $         1,228,746 $     33% 3,283,594 $     4,066,774 $     24%
Total Expenses 442,238            542,733            23% 1,698,623         2,025,767         19%
Taxes 14,618               16,032               10% 45,763               45,708               (0)%
Economic Net Income ("ENI")
(a)
468,154 $         669,981 $         43% 1,539,208 $     1,995,299 $     30%
ENI per Unit
(b)
0.42 $               0.59 $               40% 1.38 $               1.77 $               28%
GAAP Net Income (Loss) (22,677) $          106,413 $         n/m (168,303) $        218,598 $         n/m
Fee Related Earnings ("FRE") 166,096 $         272,604 $         64% 546,493 $         700,313 $         28%
Distributable Earnings ("DE") 178,186 $         493,765 $         177% 696,724 $         1,033,925 $     48%
DE per Common Unit
(c)
0.16 $               0.39 $               144% 0.60 $               0.85 $               42%
Total Assets Under Management 166,228,504 $ 210,219,960 $ 26% 166,228,504 $ 210,219,960 $ 26%
Fee-Earning Assets Under Management 136,756,753 $ 167,880,440 $ 23% 136,756,753 $ 167,880,440 $ 23%
Economic Net Income, a segment measure, has been redefined as Economic Income after current taxes (“Taxes”); it no longer deducts the implied provision for income taxes.
ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
DE per Common Unit equals DE Attributable to Common Unitholders divided by Total GAAP Common Units Outstanding.
Note: Prior period amounts on all pages have been adjusted to conform to the current period presentation and definitions. See Appendix – Definitions.

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone 3
Walkdown of Financial Metrics
4Q'12 FY'12
(Dollars in Thousands, Except per Unit Data)
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 416,465 $       1,591,403 $
Advisory Fees 128,248 357,417
Transaction and Other Fees, Net 94,069 227,119
Management Fee Offsets (11,476) (40,953)
Interest Income and Other Revenue 24,287 77,548
Compensation (247,559) (1,030,776)
Other Operating Expenses (131,430) (481,445)
Fee Related Earnings
272,604 $       0.24 $             700,313 $       0.62 $
Net Realized Incentive Fees 147,115 161,422
Net Realized Carried Interest 115,595 230,989
Net Realized Investment Income 31,004 73,526
Taxes and Related Payables (72,553) (132,325)
Distributable Earnings
493,765 $       0.39 $             1,033,925 $    0.85 $
Net Unrealized Incentive Fees (92,542) 15,217
Net Unrealized Carried Interest 136,261 672,591
Net Unrealized Investment Income 75,976 186,949
Add Back: Related Payables 56,521 86,617
Economic Net Income 669,981 $       0.59 $             1,995,299 $    1.77 $
See Appendix - Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions from the
Total Segment information.
(a)
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units
(See Appendix - Unit Rollforward).

Blackstone 4
Private Equity
14.3%
FY’12 Increase in Fund Carrying Value
(a)
$644 million
Net Accrued Performance Fees at 4Q’12
11%
2012 Increase in Total AUM
Revenues were up 43% to $828 million in 2012 driven by sharp increases in Performance Fees and Investment
Income, resulting in $412 million of Economic Income, up 71% from 2011.
Overall carrying value of segment portfolio assets
(a)
was up 7.0% for the quarter and 14.3% for the full year.
Public holdings appreciated 9.6% for the quarter while private holdings increased 6.0% driven by operating performance in the energy and hospitality/leisure sectors of the portfolios.
Invested $1.9 billion of total capital with an additional $611 million committed but not yet invested during the quarter, bringing the full year total capital invested and committed to $5.0 billion, up 9% from 2011 levels.
Returned $3.5 billion to investors during the year at an average 2.1x Multiple of Invested Capital (“MOIC”).
Exits occurred through public markets, strategic sales and recapitalizations, as the environment for exits at attractive valuations continued to improve.
Completed successful initial public offering of PBF Energy at a robust valuation of 4.7x invested capital as well as a number of secondary sales in TeamHealth at an average MOIC of 3.9x.
Total Assets Under Management reached a record $51 billion, reflecting the final close for our first energy fund and closings for our tactical opportunities investment vehicles, which have raised $1.7 billion through year end.
% Change % Change
(Dollars in Thousands)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Fee Revenues 106,897 $          134,857 $          26% 453,487 $         458,721 $         1%
Performance Fees 55,385               118,968             115% 70,883              258,178            264%
Investment Income 28,603               64,856               127% 54,464              111,160            104%
Total Revenues 190,885             318,681             67% 578,834            828,059            43%
Compensation 45,611               53,963               18% 217,556            222,709            2%
Performance Fee Compensation 4,094                   26,145               n/m (764)                    62,234              n/m
Other Operating Expenses 34,493               40,499               17% 120,918            130,845            8%
Total Expenses 84,198               120,607             43% 337,710            415,788            23%
Economic Income 106,687 $          198,074 $          86% 241,124 $         412,271 $         71%
Total AUM 45,863,673 $    51,002,973 $    11% 45,863,673 $   51,002,973 $   11%
Fee-Earning AUM 37,237,791 $    37,050,167 $    (1)% 37,237,791 $   37,050,167 $   (1)%
(a)
BCP portfolio, BCOM, BEP, Tactical Opportunities and Other Funds (including fee-paying co-invest).

Blackstone 5
Real Estate
14.4%
FY’12 Increase in Fund Carrying Value
(a)
$1.3 billion
Net Accrued Performance Fees at 4Q’12
32%
2012 Increase in Total AUM
(a) BREP portfolio (including fee-paying co-invest).
(b) Excludes Capital Trust drawdown funds.
(c)
Revenues for the year were up 3% from 2011 driven by a 22% increase in Fee Revenues resulting primarily from
Base Management Fees generated by the final close for our latest global fund, which reached $13.3 billion in total fund commitments.
BREP investments
(a)
were up 3.7% for the quarter and 14.4% for the full year.
Debt Strategies drawdown funds
(b)
were up 2.9% for the quarter and 13.0% for the full year, while the credit hedge funds were up 3.7% for the quarter and 18.1% for the full year.
Performance fees were $874 million for the year generated primarily by BREP V, VI, VII and BREP Europe III.
Invested $8.5 billion of total capital during the year with an additional $923 million committed but not yet invested at the end of 2012, bringing the full year total capital invested and committed to a record $9.4 billion.
Returned $1.7 billion of capital to investors during the quarter, bringing the full year amount to over $3.7 billion.
Completed the acquisition of Capital Trust’s investment management business, adding an experienced team with expertise in debt origination and special servicing, as well as $2.3 billion of Total AUM as of year end.
Total Assets Under Management rose 32% during the year to a record $56.7 billion.
% Change % Change
(Dollars in Thousands)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Fee Revenues 122,639 $          167,924             37% 511,179 $         623,736 $         22%
Performance Fees 243,430             201,527             (17)% 949,549            874,415            (8)%
Investment Income 26,316               34,442               31% 120,620            136,177            13%
Total Revenues 392,385             403,893             3% 1,581,348        1,634,328        3%
Compensation 53,507               54,201               1% 236,771            271,122            15%
Performance Fee Compensation 59,038               66,727               13% 238,913            240,377            1%
Other Operating Expenses 29,027               36,946               27% 103,859            123,714            19%
Total Expenses 141,572             157,874             12% 579,543            635,213            10%
Economic Income 250,813 $          246,019 $          (2)% 1,001,805 $     999,115 $         (0)%
Total AUM 42,852,669 $    56,695,645 $    32% 42,852,669 $   56,695,645 $   32%
Fee-Earning AUM 31,236,540 $    41,931,339 $    34% 31,236,540 $   41,931,339 $   34%
(c)
FY’11 Performance Fees included $248 million due to the impact of the profit allocation “catch-up” provisions for BREP V and VI.

Blackstone 6
Hedge Fund Solutions
$24 billion
4Q’12 Incentive Fee-Earning AUM
(b)
Revenues were up 36% for the year driven by a substantial increase in Performance Fees due to strong fund performance as investors sought stable risk-adjusted returns.
Composite returns
(a)
were up 2.2% net for the quarter and up 8.6% net for the full year.
•
As of year-end, $18.6 billion or 78% of Incentive Fee-Earning AUM was estimated above its respective High
Water Mark and/or Hurdle, up from just $1.6 billion or 8% a year ago.
Fee-Earning AUM grew 15% during the year to a record $43.5 billion, driven by strong net inflows into customized investment products and market appreciation.
•
51% is currently invested in customized portfolios up from 39% five years ago.
•
Fee-Earning net inflows were $2.4 billion for the year.
•
January 1  subscriptions of $370 million are not included in year-end Fee-Earning AUM.
(a) Represents the BAAM Composite which is the asset-weighted performance of BAAM’s investments, net of all fees, excluding BAAM's long-only platforms, seed funds and advisory relationships.
(b) Represents currently invested incentive fee eligible AUM above or below High Water Mark or Relevant Benchmark. Totals may not add due to rounding.
Above
HWM /
Hurdle
0-5% Below
> 5% Below
% Change % Change
(Dollars in Thousands)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Fee Revenues 90,029 $            96,801 $            8% 327,608 $        350,939 $        7%
Performance Fees 2,089                   36,524               n/m 12,246              92,475              n/m
Investment Income (Loss) (750)                     3,784                   n/m (1,309)               15,787              n/m
Total Revenues 91,368               137,109             50% 338,545            459,201            36%
Compensation 38,525               28,113               (27)% 128,959            119,731            (7)%
Performance Fee Compensation (177)                     9,766                   n/m 3,732                24,397              n/m
Other Operating Expenses 21,568               16,491               (24)% 65,072              57,809              (11)%
Total Expenses 59,916               54,370               (9)% 197,763            201,937            2%
Economic Income 31,452 $            82,739 $            163% 140,782 $        257,264 $        83%
Total AUM 40,534,768 $    46,092,505 $    14% 40,534,768 $   46,092,505 $   14%
Fee-Earning AUM 37,819,636 $    43,478,791 $    15% 37,819,636 $   43,478,791 $   15%
$0.9B / 4%
$4.2B / 18%
$18.6B / 78%
st

Blackstone 7
Credit
$56 billion
4Q’12 Total AUM
Customized
Credit Strategies
(c)
Rescue
Lending
Mezzanine
Funds
Hedge Fund
Strategies
CLOs
Economic Income for the year was up 130% to a record $325 million reflecting substantial increases in Fee
Revenues and Performance Fees as inflows and returns continued to outperform the market.
Total AUM grew 53% during the year to a record $56.4 billion, driven by new product launches, strong net inflows, market appreciation and the Harbourmaster acquisition in the first quarter.
Fund returns remained strong across the platform:
•
Hedge Funds
(a)
were up 3.8% net for the quarter and 13.4% net for the full year.
•
Mezzanine Funds
(a)
were up 7.3% net for the quarter and 26.2% net for the full year.
•
Rescue Lending Funds
(a)
were up 3.1% net for the quarter and 15.7% net for the full year.
Invested $349 million of total capital with an additional $566 million committed but not yet invested in 4Q’12, bringing 2012 total capital invested and committed to $3.5 billion as deployment opportunities remained strong.
Priced third CLO of the year at $515 million, bringing full year CLO AUM raised to nearly $1.6 billion.
Held first close for our most recent rescue lending fund with $2.5 billion
(b)
at year-end and closed on an additional
$810 million in January.
% Change % Change
(Dollars in Thousands)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Fee Revenues 66,919 $            117,081 $          75% 242,553 $        389,304 $        61%
Performance Fees 57,046               113,154             98% 141,848            368,697            160%
Investment Income 1,144                   8,043                   n/m 10,591              20,380              92%
Total Revenues 125,109             238,278             90% 394,992            778,381            97%
Compensation 25,435               51,853               104% 128,588            182,077            42%
Performance Fee Compensation 31,773               61,106               92% 74,831              186,538            149%
Other Operating Expenses 13,162               18,116               38% 49,955              84,488              69%
Total Expenses 70,370               131,075             86% 253,374            453,103            79%
Economic Income 54,739 $            107,203 $          96% 141,618 $        325,278 $        130%
Total AUM 36,977,394 $    56,428,837 $    53% 36,977,394 $   56,428,837 $   53%
Fee-Earning AUM 30,462,786 $    45,420,143 $    49% 30,462,786 $   45,420,143 $   49%
$24.5
$8.5
$6.3
$4.0
$13.1
Totals may not add due to rounding.
(a)
Represents weighted average returns for the onshore and offshore funds (if applicable) for the respective flagship funds.
(b)
Represents total commitments, which are included in Total AUM as of year end 2012, but none of which are included in Fee-Earning AUM.
(c)
Includes business development companies (“BDCs”), closed-end funds, commingled funds and separately managed accounts.

Blackstone 8
Financial Advisory
Collectively, the firm’s advisory businesses outperformed the broader market which saw sharp declines in 2012.
Revenues for the quarter were up 4% from the same period a year ago and were down 6% for the year primarily from delays in deal closings, particularly in our Park Hill placement services business, despite a steady backlog.
Restructuring kept its #1 ranking for U.S. completed restructurings
(a)
, earned 2012 revenue above 2011 levels and
won the prestigious 2012 International Financing Review award for Restructuring House of the Year.
Blackstone Advisory Partners had a record level of revenue in the fourth quarter driven by a significant number of transaction closings prior to year end. Overall, 2012 revenue was modestly lower vs. 2011, however the 2013 pipeline for deal activity is higher than the same time last year with several high profile mandates in process.
Park Hill’s pipeline remains solid as challenging fundraising market conditions are driving demand for placement services; revenues were down year-over-year reflecting timing more than recurring activity levels.
(a) Source: 2012 Thomson Reuters U.S. Distressed Debt & Bankruptcy Restructuring Rankings.
% Change % Change
(Dollars in Thousands)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Fee Revenues 124,851 $          130,240 $          4% 388,977 $        364,065 $        (6)%
Investment Income 412                      545                      32% 898                     2,740                205%
Total Revenues 125,263             130,785             4% 389,875            366,805            (6)%
Compensation 62,360               59,429               (5)% 248,695            235,137            (5)%
Other Operating Expenses 23,822               19,378               (19)% 81,538              84,589              4%
Total Expenses 86,182               78,807               (9)% 330,233            319,726            (3)%
Economic Income 39,081 $            51,978 $            33% 59,642 $           47,079 $           (21)%

Blackstone 9
Assets Under Management
Fee-Earning AUM was up 23% in 2012 to $168 billion, as $42.7 billion of gross inflows and $4.8 billion of market appreciation more than offset $16.4 billion of outflows and realizations.
•
Including commitments, not yet earning fees, Fee-Earning AUM was $180 billion, up 32% from 2011.
•
The slight decrease from last quarter end was driven primarily by an increase in realization activity.
Total AUM increased 26% in 2012 to a record $210 billion driven by strong organic net inflows and market appreciation across all investment businesses, each of which are at or near record levels of AUM.
Fee-Earning AUM by Segment
$136.8
$168.6 $167.9
Total AUM by Segment
$166.2
$204.6
$210.2
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.
$37.2
$38.5
$37.1
$31.2
$40.6
$
41.9
$37.8
$43.6
$43.5
$30.5
$45.9
$45.4
4Q'11 3Q'12 4Q'12
$45.9
$50.2 $51.0
$42.9
$53.5
$56.7
$40.5
$46.2
$46.1
$37.0
$54.6
$56.4
4Q'11 3Q'12 4Q'12
(Dollars in Billions) (Dollars in Billions)

Blackstone 10
4Q’12 Available Capital Summary
$35 billion Dry Powder
(a)
Credit
Hedge Fund
Solutions
Private
Equity
Real
Estate
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
$12 billion Not Yet Earning
Base Management Fees
(b)
$127 billion Performance
Fee Eligible AUM
(c)
Maintained substantial levels of committed undrawn capital (“dry powder”) with $35 billion at year end.
$12 billion of Total AUM was not yet earning Base Management Fees at year end due largely to fund structures with fees that are triggered by the investment of capital.
Performance Fee Eligible AUM was $127 billion at year end, including over $68 billion ($81 billion at fair value)
currently earning Performance Fees.
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
$15.7
$11.0
$1.3
$7.2
$68.3
$25.3
$33.7
$1.8
$6.9
$1.2
$2.6
(a) Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and GP/employee commitments which do not earn fees.  Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(b) Represents (i) committed uninvested capital of our Private Equity and Real Estate drawdown funds with closed investment periods, and (ii) committed uninvested capital for our Real Estate debt strategies drawdown funds, our Credit Mezzanine and Rescue Lending funds and our Hedge Fund Solutions Strategic Alliance Fund.
(c) Represents invested and to be invested capital, including closed commitments for funds whose investment period has not yet commenced, on which performance fees could be earned if certain hurdles are met.

Blackstone 11
Distribution Calculation
Earned $0.39 of Distributable Earnings per common unit during the fourth quarter, bringing full year
Distributable Earnings to $0.85 per common unit, up 42% year-over-year.
Declared a quarterly distribution of $0.42 per common unit to record holders as of February 11, 2013; payable on
February 19, 2013.
•
Quarterly record and payment dates reflect a timing acceleration relative to historic practice, which will be effective prospectively.
For 2013, Blackstone intends to increase its base quarterly distribution to $0.12 per unit, up 20% from $0.10 per unit. Any excess Net Cash Available for Distribution to Common Unitholders will also be distributed each quarter as earned.
(a)
(a)
A detailed description of Blackstone’s distribution policy can be found in Appendix – Distribution Policy.
(b)
DE before Certain Payables represents Distributable Earnings before the deduction for Payable under the Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(c)
Per Unit calculations are based Total Common Units Outstanding (see Appendix – Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(d)
Retained capital is withheld pro-rata from common and Blackstone Partnership unitholders.  Common unitholders’ share was $26.8 million for 4Q’12 and $68.5 million for the full year.
% Change % Change
(Dollars in Thousands, Except per Unit Data)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Distributable Earnings ("DE") 178,186 $    493,765 $    177% 696,724 $    1,033,925 $ 48%
Add: Other Payables Attributable to Common Unitholders 5,859 61,237 n/m 30,154 91,633 204%
DE before Certain Payables
(b)
184,045 555,002 202% 726,878 1,125,558 55%
Percent to Common Unitholders 45% 51% 44% 49%
DE before Certain Payables Attributable to Common Unitholders 82,596 281,207 240% 317,656 550,360 73%
Less: Other Payables Attributable to Common Unitholders (5,859) (61,237) n/m (30,154) (91,633) (204)%
DE Attributable to Common Unitholders 76,737 219,970 187% 287,502 458,727 60%
DE per Common Unit
(c)
0.16 $         0.39 $         144% 0.60 $         0.85 $         42%
Less: Retained Capital per Unit (d) (0.02) $        (0.05) $        (150)% (0.08) $        (0.13) $        (63)%
Net Cash Available for Distribution per Common Unit
(c)
0.14 $         0.34 $         143% 0.52 $         0.72 $         38%
Actual Distribution per Common Unit
(c)
0.22 $         0.42 $         91% 0.52 $         0.72 $         38%

Blackstone 12
Balance Sheet Highlights
(a)
At December 31, 2012, Blackstone had $2.3 billion in total cash and liquid investments.
In total, Blackstone had $6.7 billion or $5.95 per unit in cash and investments at quarter end.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility.
(a) Preliminary, excludes the consolidated Blackstone funds.  Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit.
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on
February 15, 2023 (4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042 (6.250% coupon), net of $15 million held by Blackstone.
(Dollars in Millions)
4Q’12
Cash and Cash Equivalents $ 710
Treasury Cash Management Strategies 1,407
Liquid Investments (b) 135
Illiquid Investments (c) 2,186
Net Performance Fees 2,238
Total Net Value $ 6,676
Outstanding Bonds (at par) (d) $ 1,635
A/A+
rated by S&P / Fitch
$1.1 billion
undrawn credit revolver
$2.3 billion
total cash and liquid investments
$5.95
Net Performance
Fees
Total Cash
and Liquids
Private Equity
Real Estate
Other
Cash and Investments per Unit
$1.95
Illiquids
$6.7 billion
Total Net Value
$1.99
$0.19
$0.92
$0.84
$2.01

Blackstone 13
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
4Q'11 4Q'12 vs. 4Q'11 FY'11 FY'12 vs. FY'11
Revenues
Management and Advisory Fees, Net 475,779 $         601,860 $         26% 1,811,750 $      2,030,693 $      12%
Performance Fees
Realized Carried Interest 12,387 174,168 n/m 138,907 327,422 136%
Realized Incentive Fees 52,048 273,304 n/m 90,099 301,801 235%
Unrealized Carried Interest 311,162 207,639 (33)% 971,518 994,190 2%
Unrealized Incentive Fees (17,495) (185,372) n/m (17,864) (30,361) (70)%
Total Performance Fees 358,102 469,739 31% 1,182,660 1,593,052 35%
Investment Income
Realized 9,860 53,311 n/m 87,542 93,963 7%
Unrealized
55,665 74,325 34% 125,781 256,231 104%
Total Investment Income 65,525 127,636 95% 213,323 350,194 64%
Interest and Dividend Revenue 10,004 13,173 32% 37,427 40,354 8%
Other 5,695 4,705 (17)% 7,416 5,148 (31)%
Total Revenues 915,105 1,217,113 33% 3,252,576 4,019,441 24%
Expenses
Compensation and Benefits
Compensation 568,319 559,781 (2)% 2,421,712 2,091,698 (14)%
Performance Fee Compensation
Realized Carried Interest 13,206 58,573 n/m 43,615 96,433 121%
Realized Incentive Fees 33,524 125,758 275% 55,912 140,042 150%
Unrealized Carried Interest 62,399 71,378 14% 237,945 321,599 35%
Unrealized Incentive Fees (14,401) (91,965) n/m (20,759) (44,528) (114)%
Total Compensation and Benefits 663,047 723,525 9% 2,738,425 2,605,244 (5)%
General, Administrative and Other
185,880 131,063 (29)% 566,313 548,738 (3)%
Interest Expense 16,051 25,505 59% 57,824 72,870 26%
Fund Expenses 6,462 5,586 (14)% 25,507 33,829 33%
Total Expenses 871,440 885,679 2% 3,388,069 3,260,681 (4)%
Other Income (Loss)
Reversal of Tax Receivable Agreement Liability 197,816 - (100)% 197,816 - (100)%
Net Gains (Losses) from Fund Investment Activities 464,179 (144,267) n/m 14,935 256,145 n/m
Income Before Provision for Taxes 705,660 $         187,167 $         (73)% 77,258 $           1,014,905 $      n/m
Provision for Taxes 250,299 65,696 (74)% 345,711 185,023 (46)%
Net Income (Loss) 455,361 $         121,471 $         (73)% (268,453) $        829,882 $         n/m
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 111 25,151 n/m (24,869) 103,598 n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities 456,706 (180,011) n/m 7,953 99,959 n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings 21,221 169,918 n/m (83,234) 407,727 n/m
Net Income (Loss) Attributable to The Blackstone Group L.P. (22,677) $          106,413 $         n/m (168,303) $        218,598 $         n/m
Net Income (Loss) per Common Unit, Basic and Diluted (0.05) $              0.19 $                n/m (0.35) $              0.41 $                n/m

Appendix

Blackstone 15
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
% Change
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12 vs. FY'11
Revenues
Management and Advisory Fees, Net
Base Management Fees 336,753 $            395,506 $            381,344 $            398,088 $            416,465 $            1,281,185 $         1,591,403 $         24%
Advisory Fees 123,567                75,846                   93,372                   59,951                   128,248                382,240                357,417                (6)%
Transaction and Other Fees, Net
(a)
43,796                   38,471                   49,453                   45,126                   94,069                   247,513                227,119                (8)%
Management Fee Offsets
(b)
(8,479)                    (13,050)                (7,973)                    (8,454)                    (11,476)                (33,393)                (40,953)                (23)%
Total Management and Advisory Fees, Net 495,637                496,773                516,196                494,711                627,306                1,877,545            2,134,986            14%
Performance Fees
Realized Carried Interest 12,387                   13,560                   55,929                   83,765                   174,168                138,907                327,422                136%
Realized Incentive Fees 51,837                   5,279                     11,692                   11,620                   272,873                89,029                   301,464                239%
Unrealized Carried Interest 311,162                298,796                84,290                   403,465                207,639                971,518                994,190                2%
Unrealized Incentive Fees (17,436)                68,121                   (17,074)                104,149                (184,507)              (24,928)                (29,311)                (18)%
Total Performance Fees 357,950                385,756                134,837                602,999                470,173                1,174,526            1,593,765            36%
Investment Income (Loss)
Realized 16,697                   23,492                   9,360                     25,098                   37,448                   102,575                95,398                   (7)%
Unrealized 39,028                   59,914                   (25,624)                82,334                   74,222                   82,689                   190,846                131%
Total Investment Income (Loss) 55,725                   83,406                   (16,264)                107,432                111,670                185,264                286,244                55%
Interest Income and Dividend Revenue 10,003                   9,345                     10,391                   12,004                   14,890                   38,844                   46,630                   20%
Other 5,695                     (1,207)                    (828)                       2,477                     4,707                     7,415                     5,149                     (31)%
Total Revenues 925,010               974,073               644,332               1,219,623            1,228,746            3,283,594            4,066,774            24%
Expenses
Compensation 225,438                254,772                268,884                259,561                247,559                960,569                1,030,776            7%
Performance Fee Compensation
Realized Carried Interest 13,206                   7,938                     7,899                     22,023                   58,573                   43,615                   96,433                   121%
Realized Incentive Fees 33,524                   4,252                     5,575                     4,457                     125,758                55,912                   140,042                150%
Unrealized Carried Interest 62,399                   84,543                   36,815                   128,863                71,378                   237,944                321,599                35%
Unrealized Incentive Fees (14,401)                12,779                   (9,596)                    44,254                   (91,965)                (20,759)                (44,528)                (114)%
Total Compensation and Benefits 320,166                364,284                309,577                459,158                411,303                1,277,281            1,544,322            21%
Other Operating Expenses 122,072                109,521                113,038                127,456                131,430                421,342                481,445                14%
Total Expenses 442,238               473,805               422,615               586,614               542,733               1,698,623            2,025,767            19%
Economic Income 482,772 $            500,268 $            221,717 $            633,009 $            686,013 $            1,584,971 $         2,041,007 $         29%
Economic Net Income 468,154 $            491,217 $            212,349 $            621,752 $            669,981 $            1,539,208 $         1,995,299 $         30%
Fee Related Earnings 166,096 $            146,928 $            145,729 $            135,052 $            272,604 $            546,493 $            700,313 $            28%
Distributable Earnings 178,186 $            162,121 $            188,404 $            189,635 $            493,765 $            696,724 $            1,033,925 $         48%
Total Assets Under Management 166,228,504 $     190,074,167 $     190,267,831 $     204,551,572 $     210,219,960 $     166,228,504 $     210,219,960 $     26%
Fee-Earning Assets Under Management 136,756,753 $     156,261,446 $     157,646,521 $     168,630,082 $     167,880,440 $     136,756,753 $     167,880,440 $     23%
Weighted Average Fee-Earning AUM 136,876,758 $     154,354,070 $     156,426,744 $     162,377,631 $     168,328,454 $     129,473,025 $     160,130,295 $     24%
LP Capital Invested 3,406,264 $         2,719,433 $         2,403,623 $         3,085,441 $         5,690,474 $         13,529,766 $       13,898,971 $       3%
Total Capital Invested 3,992,488 $         3,134,385 $         2,525,648 $         3,754,061 $         6,200,755 $         14,664,407 $       15,614,849 $       6%

Blackstone 16
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
% Change
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12 vs. FY'11
Revenues
Management Fees, Net
Base Management Fees 84,231 $         85,789 $         87,475 $         86,136 $         89,194 $         331,997 $       348,594 $       5%
Transaction and Other Fees, Net
(a)
23,879 18,097 14,951 25,693 41,339 133,004 100,080 (25)%
Management Fee Offsets
(b)
(5,057) (3,782) (672) (767) (705) (27,073) (5,926) 78%
Total Management Fees, Net 103,053 100,104 101,754 111,062 129,828 437,928 442,748 1%
Performance Fees
Realized Carried Interest (28,392) 3,933 28,781 31,592 45,491 37,393 109,797 194%
Unrealized Carried Interest 83,777 34,051 (87,893) 128,746 73,477 33,490 148,381 n/m
Total Performance Fees 55,385 37,984 (59,112) 160,338 118,968 70,883 258,178 264%
Investment Income (Loss)
Realized 3,512 13,911 (6,195) 7,189 10,918 44,988 25,823 (43)%
Unrealized 25,091 16,469 (28,337) 43,267 53,938 9,476 85,337 n/m
Total Investment Income (Loss) 28,603 30,380 (34,532) 50,456 64,856 54,464 111,160 104%
Interest Income and Dividend Revenue 3,651 2,420 3,114 3,413 4,609 13,749 13,556 (1)%
Other 193 (215) 562 1,650 420 1,810 2,417 34%
Total Revenues 190,885 170,673 11,786 326,919 318,681 578,834 828,059 43%
Expenses
Compensation 45,611 52,547 53,775 62,424 53,963 217,556 222,709 2%
Performance Fee Compensation
Realized Carried Interest (3,859) 320 804 1,048 1,507 1,465 3,679 151%
Unrealized Carried Interest 7,953 (1,052) (8,259) 43,228 24,638 (2,229) 58,555 n/m
Total Compensation and Benefits 49,705 51,815 46,320 106,700 80,108 216,792 284,943 31%
Other Operating Expenses 34,493 28,881 30,521 30,944 40,499 120,918 130,845 8%
Total Expenses 84,198 80,696 76,841 137,644 120,607 337,710 415,788 23%
Economic Income (Loss) 106,687 $       89,977 $         (65,055) $        189,275 $       198,074 $       241,124 $       412,271 $       71%
Total Assets Under Management 45,863,673 $ 47,624,013 $ 46,633,552 $ 50,222,312 $ 51,002,973 $ 45,863,673 $ 51,002,973 $ 11%
Fee-Earning Assets Under Management 37,237,791 $ 37,323,635 $ 37,159,452 $ 38,505,497 $ 37,050,167 $ 37,237,791 $ 37,050,167 $ (1)%
Weighted Average Fee-Earning AUM 37,147,118 $ 37,491,735 $ 37,434,520 $ 38,096,139 $ 38,507,697 $ 36,119,173 $ 38,126,640 $ 6%
LP Capital Invested 1,093,745 $    643,044 $       102,899 $       1,015,605 $    1,461,987 $    3,848,954 $    3,223,535 $    (16)%
Total Capital Invested 1,563,912 $    680,035 $       108,977 $       1,427,871 $    1,860,738 $    4,465,030 $    4,077,621 $    (9)%

Blackstone 17
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
% Change
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12 vs. FY'11
Revenues
Management Fees, Net
Base Management Fees 103,947 $        147,802 $        127,817 $        135,659 $        140,044 $        394,778 $        551,322 $        40%
Transaction and Other Fees, Net
(a)
19,128             14,412             25,151             14,937             31,181             109,510           85,681             (22)%
Management Fee Offsets
(b)
(2,820)              (8,627)              (5,357)              (6,034)              (8,591)              (4,950)              (28,609)            n/m
Total Management Fees, Net 120,255           153,587           147,611           144,562           162,634           499,338           608,394           22%
Performance Fees
Realized Carried Interest 3,538                8,617                13,539             51,845             91,113             22,844             165,114           n/m
Realized Incentive Fees 202                    (1)                       7,766                4,879                13,012             9,629                25,656             166%
Unrealized Carried Interest 237,884           221,500           144,510           207,695           110,059           913,418           683,764           (25)%
Unrealized Incentive Fees 1,806                7,914                (1,526)              6,150                (12,657)            3,658                (119)                   n/m
Total Performance Fees 243,430           238,030           164,289           270,569           201,527           949,549           874,415           (8)%
Investment Income
Realized 6,346                7,812                9,067                10,324             18,099             27,972             45,302             62%
Unrealized 19,970             25,912             14,944             33,676             16,343             92,648             90,875             (2)%
Total Investment Income 26,316             33,724             24,011             44,000             34,442             120,620           136,177           13%
Interest Income and Dividend Revenue 3,430                2,552                3,277                3,581                5,038                12,902             14,448             12%
Other (1,046)              (709)                   (590)                   1,941                252                    (1,061)              894                    n/m
Total Revenues 392,385           427,184           338,598           464,653           403,893           1,581,348        1,634,328        3%
Expenses
Compensation 53,507             68,889             76,576             71,456             54,201             236,771           271,122           15%
Performance Fee Compensation
Realized Carried Interest 1,713                4,077                3,401                19,822             35,118             10,103             62,418             n/m
Realized Incentive Fees 91                      2                        3,871                2,570                6,617                4,564                13,060             186%
Unrealized Carried Interest 57,866             54,275             31,677             47,940             31,590             221,140           165,482           (25)%
Unrealized Incentive Fees (632)                   3,768                (629)                   2,876                (6,598)              3,106                (583)                   n/m
Total Compensation and Benefits 112,545           131,011           114,896           144,664           120,928           475,684           511,499           8%
Other Operating Expenses 29,027             28,924             26,560             31,284             36,946             103,859           123,714           19%
Total Expenses 141,572           159,935           141,456           175,948           157,874           579,543           635,213           10%
Economic Income 250,813 $        267,249 $        197,142 $        288,705 $        246,019 $        1,001,805 $    999,115 $        (0)%
Total Assets Under Management 42,852,669 $  48,322,760 $  50,225,950 $  53,546,023 $  56,695,645 $  42,852,669 $  56,695,645 $  32%
Fee-Earning Assets Under Management 31,236,540 $  36,647,462 $  38,476,123 $  40,609,286 $  41,931,339 $  31,236,540 $  41,931,339 $  34%
Weighted Average Fee-Earning AUM 31,474,333 $  35,983,336 $  36,882,087 $  38,947,049 $  40,164,238 $  28,377,319 $  37,730,563 $  33%
LP Capital Invested 995,643 $        1,143,555 $     1,855,108 $     1,342,811 $     3,876,701 $     6,141,416 $     8,218,175 $     34%
Total Capital Invested 1,064,690 $     1,172,883 $     1,954,731 $     1,397,249 $     3,990,620 $     6,500,464 $     8,515,483 $     31%

Blackstone 18
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
% Change
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12 vs. FY'11
Revenues
Management Fees, Net
Base Management Fees 81,606 $         81,821 $         84,278 $         87,334 $         92,777 $         315,863 $       346,210 $       10%
Transaction and Other Fees, Net
(a)
470 92 65 4 27 2,798 188 (93)%
Management Fee Offsets
(b)
(402) (335) (375) (382) (322) (980) (1,414) (44)%
Total Management Fees, Net 81,674 81,578 83,968 86,956 92,482 317,681 344,984 9%
Performance Fees
Realized Incentive Fees 4,148 3,298 1,175 2,637 76,323 11,472 83,433 n/m
Unrealized Incentive Fees (2,059) 23,187 (10,981) 36,635 (39,799) 774 9,042 n/m
Total Performance Fees 2,089 26,485 (9,806) 39,272 36,524 12,246 92,475 n/m
Investment Income (Loss)
Realized 2,503 503 929 637 5,201 17,722 7,270 (59)%
Unrealized (3,253) 8,371 (3,636) 5,199 (1,417) (19,031) 8,517 n/m
Total Investment Income (Loss) (750) 8,874 (2,707) 5,836 3,784 (1,309) 15,787 n/m
Interest Income and Dividend Revenue 537 386 495 540 718 2,025 2,139 6%
Other 7,818 (127) 27 315 3,601 7,902 3,816 (52)%
Total Revenues 91,368 117,196 71,977 132,919 137,109 338,545 459,201 36%
Expenses
Compensation 38,525 28,233 34,559 28,826 28,113 128,959 119,731 (7)%
Performance Fee Compensation
Realized Incentive Fees 688 1,378 (345) 1,062 20,985 3,498 23,080 n/m
Unrealized Incentive Fees (865) 7,294 (2,820) 8,062 (11,219) 234 1,317 n/m
Total Compensation and Benefits 38,348 36,905 31,394 37,950 37,879 132,691 144,128 9%
Other Operating Expenses 21,568 13,934 14,506 12,878 16,491 65,072 57,809 (11)%
Total Expenses 59,916 50,839 45,900 50,828 54,370 197,763 201,937 2%
Economic Income 31,452 $         66,357 $         26,077 $         82,091 $         82,739 $         140,782 $       257,264 $       83%
Total Assets Under Management 40,534,768 $ 43,351,275 $ 42,888,946 $ 46,218,618 $ 46,092,505 $ 40,534,768 $ 46,092,505 $ 14%
Fee-Earning Assets Under Management 37,819,636 $ 40,543,772 $ 40,161,179 $ 43,601,541 $ 43,478,791 $ 37,819,636 $ 43,478,791 $ 15%
Weighted Average Fee-Earning AUM 38,452,740 $ 39,904,474 $ 40,528,701 $ 42,005,752 $ 43,709,019 $ 37,372,569 $ 41,698,402 $ 12%
LP Capital Invested 288,237 $       4,661 $           - $                196,180 $       - $                889,259 $       200,841 $       (77)%
Total Capital Invested 304,500 $       5,502 $           - $                207,250 $       - $                943,327 $       212,752 $       (77)%

Blackstone 19
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
% Change
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12 vs. FY'11
Revenues
Management Fees, Net
Base Management Fees 66,969 $          80,094 $          81,774 $          88,959 $          94,450 $          238,547 $        345,277 $        45%
Transaction and Other Fees, Net
(a)
312                    5,725                9,184                4,486                21,480             1,880                40,875             n/m
Management Fee Offsets
(b)
(200)                   (306)                   (1,569)              (1,271)              (1,858)              (390)                   (5,004)              n/m
Total Management Fees, Net 67,081             85,513             89,389             92,174             114,072           240,037           381,148           59%
Performance Fees
Realized Carried Interest 37,241             1,010                13,609             328                    37,564             78,670             52,511             (33)%
Realized Incentive Fees 47,487             1,982                2,751                4,104                183,538           67,928             192,375           183%
Unrealized Carried Interest (10,499)            43,245             27,673             67,024             24,103             24,610             162,045           n/m
Unrealized Incentive Fees (17,183)            37,020             (4,567)              61,364             (132,051)          (29,360)            (38,234)            (30)%
Total Performance Fees 57,046             83,257             39,466             132,820           113,154           141,848           368,697           160%
Investment Income (Loss)
Realized 4,021                683                    5,638                6,697                2,593                11,299             15,611             38%
Unrealized (2,877)              9,211                (9,156)              (736)                   5,450                (708)                   4,769                n/m
Total Investment Income (Loss) 1,144                9,894                (3,518)              5,961                8,043                10,591             20,380             92%
Interest Income and Dividend Revenue 610                    2,425                1,752                2,673                2,480                3,369                9,330                177%
Other (772)                   (238)                   (787)                   (678)                   529                    (853)                   (1,174)              (38)%
Total Revenues 125,109           180,851           126,302           232,950           238,278           394,992           778,381           97%
Expenses
Compensation 25,435             37,143             42,845             50,236             51,853             128,588           182,077           42%
Performance Fee Compensation
Realized Carried Interest 15,352             3,541                3,694                1,153                21,948             32,047             30,336             (5)%
Realized Incentive Fees 32,745             2,872                2,049                825                    98,156             47,850             103,902           117%
Unrealized Carried Interest (3,420)              31,320             13,397             37,695             15,150             19,033             97,562             n/m
Unrealized Incentive Fees (12,904)            1,717                (6,147)              33,316             (74,148)            (24,099)            (45,262)            (88)%
Total Compensation and Benefits 57,208             76,593             55,838             123,225           112,959           203,419           368,615           81%
Other Operating Expenses 13,162             17,096             15,749             33,527             18,116             49,955             84,488             69%
Total Expenses 70,370             93,689             71,587             156,752           131,075           253,374           453,103           79%
Economic Income 54,739 $          87,162 $          54,715 $          76,198 $          107,203 $        141,618 $        325,278 $        130%
Total Assets Under Management 36,977,394 $  50,776,119 $  50,519,383 $  54,564,619 $  56,428,837 $  36,977,394 $  56,428,837 $  53%
Fee-Earning Assets Under Management 30,462,786 $  41,746,577 $  41,849,767 $  45,913,758 $  45,420,143 $  30,462,786 $  45,420,143 $  49%
Weighted Average Fee-Earning AUM 29,802,567 $  40,974,525 $  41,581,436 $  43,328,691 $  45,947,499 $  27,603,964 $  42,574,690 $  54%
LP Capital Invested 1,028,639 $     928,173 $        445,616 $        530,845 $        351,786 $        2,650,137 $     2,256,420 $     (15)%
Total Capital Invested 1,059,386 $     1,275,965 $     461,940 $        721,691 $        349,397 $        2,755,586 $     2,808,993 $     2%

Blackstone 20
Financial Advisory
% Change
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12 vs. FY'11
Revenues
Advisory Fees 123,567           75,846             93,372             59,951             128,248           382,240           357,417           (6)%
Transaction and Other Fees, Net 7                        145                    102                    6                        42                      321                    295                    (8)%
Total Advisory and Transaction Fees 123,574           75,991             93,474             59,957             128,290           382,561           357,712           (6)%
Investment Income
Realized 315                    583                    (79)                     251                    637                    594                    1,392                134%
Unrealized 97                      (49)                     561                    928                    (92)                     304                    1,348                n/m
Total Investment Income 412                    534                    482                    1,179                545                    898                    2,740                205%
Interest Income and Dividend Revenue 1,775                1,562                1,753                1,797                2,045                6,799                7,157                5%
Other (498)                   82                      (40)                     (751)                   (95)                     (383)                   (804)                   (110)%
Total Revenues 125,263           78,169             95,669             62,182             130,785           389,875           366,805           (6)%
Expenses
Compensation 62,360             67,960             61,129             46,619             59,429             248,695           235,137           (5)%
Total Compensation and Benefits 62,360             67,960             61,129             46,619             59,429             248,695           235,137           (5)%
Other Operating Expenses 23,822             20,686             25,702             18,823             19,378             81,538             84,589             4%
Total Expenses 86,182             88,646             86,831             65,442             78,807             330,233           319,726           (3)%
Economic Income (Loss) 39,081 $          (10,477) $         8,838 $            (3,260) $           51,978 $          59,642 $          47,079 $          (21)%

Blackstone 21
Fee-Earning AUM Net Flows
Fee-Earning AUM was up $31 billion or 23% from a year ago driven mainly by continued strong net inflows and to a lesser extent market appreciation.
The fourth quarter saw an increase in exit activity with realizations exceeding half of the full year’s amount.
Private Equity includes our tactical opportunities investment vehicles, which had $1.0 billion of uninvested capital at year end that will be included in Fee-Earning AUM once invested.
Real Estate Fee-Earning AUM grew 34% during the past year driven by capital committed to our latest global fund, invested capital in our Debt Strategies funds and the Capital Trust transaction with $2.2 billion of Fee-Earning AUM.
Hedge Fund Solutions continued its solid growth with $2.4 billion of net inflows during the year; net outflows during the quarter reflect the cyclical timing of redemptions which typically exceed half of the full year amount.
Credit Fee-Earning AUM, which does not yet reflect capital raised for our most recent rescue lending fund, grew 49%
during the year due to capital invested in our carry funds, new product launches and the Harbourmaster acquisition.
4Q’12 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’12 Fee-Earning AUM Rollforward
(Dollars in Millions)
Totals may not add due to rounding.
(a) Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b) Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c) Realizations: represent realizations from the disposition of assets.
(d) Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
3Q'12 38,505 $      40,609 $      43,602 $      45,914 $      168,630 $    4Q'11 37,238 $      31,237 $      37,820 $      30,463 $      136,757 $
Inflows
(a)
433 3,798 866 2,205 7,302
Inflows
(a)
2,629 14,584 5,460 20,055 42,728
Outflows
(b)
- (1,372) (1,668) (828) (3,868)
Outflows
(b)
- (1,486) (3,015) (1,700) (6,201)
Realizations
(c)
(1,906) (1,093) - (2,529) (5,528)
Realizations
(c)
(2,845) (2,530) - (4,811) (10,186)
Net Inflows (Outflows) (1,473) 1,333 (802) (1,152) (2,094) Net Inflows (Outflows) (216) 10,568 2,445 13,544 26,341
Market Activity
(d)
18 (10) 679 658 1,345
Market Activity
(d)
29 127 3,214 1,414 4,784
4Q'12 37,050 $      41,931 $      43,479 $      45,420 $      167,880 $    4Q'12 37,050 $      41,931 $      43,479 $      45,420 $      167,880 $
QoQ Inc (Dec) (4)% 3% (0)% (1)% (0)% YoY Inc (Dec) (1)% 34% 15% 49% 23%

Blackstone 22
Total AUM Net Flows
Total AUM was up $44 billion or 26% for the year driven by strong net inflows and market appreciation across all of Blackstone’s investment segments.
Realization activity continued to improve and we returned $9.3 billion to our investors during the quarter and
$18.5 billion during the year.
Private Equity AUM was up 11% over the prior year driven by fundraising and market appreciation, resulting from positive performance of our public holdings as well as mark-ups across our private holdings.
Real Estate AUM grew 32% during the year driven by capital committed to our latest global buyout fund, solid market appreciation and the Capital Trust transaction adding $2.3 billion of Total AUM.
Hedge Fund Solutions had market appreciation of $3.4 billion during the year driven by solid returns.
Credit AUM grew 53% during the year through significant organic net inflows including the first close of our most recent rescue lending fund, the acquisition of Harbourmaster and solid market performance.
4Q’12 Total AUM Rollforward
(Dollars in Millions)
FY’12 Total AUM Rollforward
(Dollars in Millions)
Totals may not add due to rounding.
(a) Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b) Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c) Realizations: represent realizations from the disposition of assets.
(d) Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
3Q'12 50,222 $      53,546 $      46,219 $      54,565 $      204,552 $    4Q'11 45,864 $      42,853 $      40,535 $      36,977 $      166,229 $
Inflows
(a)
642 3,562 875 4,570 9,649
Inflows
(a)
4,234 12,566 5,339 24,489 46,628
Outflows
(b)
(31) (40) (1,725) (972) (2,768)
Outflows
(b)
(76) (262) (3,168) (2,429) (5,935)
Realizations
(c)
(1,949) (1,789) - (2,775) (6,513)
Realizations
(c)
(3,453) (3,927) - (5,179) (12,559)
Net Inflows (Outflows) (1,338) 1,733 (850) 823 368 Net Inflows 705 8,377 2,171 16,881 28,134
Market Activity
(d)
2,119 1,417 723 1,042 5,301
Market Activity
(d)
4,435 5,466 3,387 2,571 15,859
4Q'12 51,003 $      56,696 $      46,093 $      56,429 $      210,220 $    4Q'12 51,003 $      56,696 $      46,093 $      56,429 $      210,220 $
QoQ Inc (Dec) 2% 6% (0)% 3% 3% YoY Increase 11% 32% 14% 53% 26%

Blackstone 23
Net Accrued Performance Fees and Carried Interest Status
(a)
(a) Preliminary.  Totals may not add due to rounding.
(b) Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. As of 4Q’12, $167 million of Net Accrued Performance Fees, primarily attributable to Hedge Fund Solutions and Credit, were realized and included in 2012 Distributable Earnings. When these fees are received, the receivable will be reduced without further impacting Distributable Earnings.
(c) Per Unit calculations are based on quarter-end Distributable Earnings Units Outstanding (see Appendix – Unit Rollforward).
(d) Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods which are currently not generating performance fees.
Blackstone had $2.2 billion of accrued performance fees, net of performance fee compensation, as of year end.
BCP V and BREP Int’l II were below their respective carried interest thresholds as of year end.
$2.2 billion
4Q’12 Net Accrued Performance Fees
$1.99 per unit
4Q’12 Net Accrued Performance Fees
52% increase
in Net Accrued Performance Fees since 4Q’11
Carried Interest Status (excl. SBS)
(d)
Net Accrued Performance Fees
(b)
Remaining Capital Gain to Cross Carry Threshold
(Dollars in Millions, Except per Unit Data) 3Q'12 4Q'12 Per Unit
(c)
Change vs. 3Q'12 (Dollars / Euros In Millions) @ FMV @ Cost Amount % Change in TEV
Private Equity Private Equity
BCP IV Carried Interest 551 $               582 $               0.52 $              31 $                         BCP V 17,930 $       16,036 $       5,649 $        12%
BCP VI Carried Interest 8 22 0.02 14
BEP Carried Interest 30 38 0.03 8 Real Estate
Tactical Opportunities Carried Interest 2 2 0.00 - BREP Int'l II 1,026 € 1,130 € 991 € 23%
Total Private Equity 591 644 0.57 53
Real Estate
BREP V Carried Interest 434 448 0.40 14
BREP VI Carried Interest 590 610 0.54 20
BREP VII Carried Interest 44 82 0.07 38
BREP Int'l I Carried Interest 3 2 0.00 (1)
BREP Europe III Carried Interest 66 74 0.07 8
BREDS Carried Interest 19 19 0.02 -
BREDS Incentive Fees 5 7 0.01 2
Asia Platform Incentive Fees 28 23 0.02 (5)
Total Real Estate 1,189 1,265 1.13 76
Hedge Fund Solutions
Incentive Fees 42 67 0.06 25
Total Hedge Fund Solutions 42 67 0.06 25
Credit
Carried Interest 142 144 0.13 2
Incentive Fees 85 118 0.11 33
Total Credit 227 262 0.23 35
Total Blackstone
Carried Interest 1,889 2,023 1.80 134
Incentive Fees 160 215 0.19 55
Net Accrued Performance Fees 2,049 $            2,238 $            1.99 $              189 $

Blackstone 24
Investment Records as of December 31, 2012
(a)
Notes on next page.
Total Credit 9,373,143 $    3,695,183 $    7,539,740 $    1.3x - 2,840,414 $    1.4x 10,380,154 $ 1.3x - -
Committed Available Unrealized Investments Realized Investments Total Investments
Net IRRs
(d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital
(b) Value
MOIC
(c) % Public Value
MOIC
(c) Value
MOIC
(c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $       - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,973,378 167,776 - n/a 100% 9,181,266 2.3x 9,181,266 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 202,433 347,362 0.9x 52% 2,463,892 1.4x 2,811,254 1.3x 9% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 250,890 5,946,433 2.1x 60% 14,246,559 3.0x 20,192,992 2.7x 57% 37%
BCP V (Dec 2005 / Jan 2011) 21,020,395 1,370,953 19,354,620 1.2x 20% 3,910,358 1.1x 23,264,978 1.2x 1% 2%
BCP VI (Jan 2011 / Jan 2016) 15,220,745 11,418,584 3,502,548 1.2x 28% 35,962 1.3x 3,538,510 1.2x 21% 11%
BEP (Aug 2011 / Aug 2017) 2,415,848 1,433,833 864,486 1.7x 43% 32,546 1.2x 897,032 1.7x 30% 84%
Total Core Private Equity 53,761,015 $ 14,844,469 $ 30,015,449 $ 1.3x 34,869,140 $ 2.2x 64,884,589 $ 1.7x 21% 15%
Tactical Opportunities 1,683,786 1,402,545 292,388 1.1x - 7,515 1.3x 299,903 1.1x n/m 22%
Other Funds and Co-Invest 975,857 264,443 241,057 n/a - - n/a 241,057 n/a n/a n/a
Total Private Equity 56,420,658 $ 16,511,457 $ 30,548,894 $ 1.3x 34,876,655 $ 2.2x 65,425,549 $ 1.6x 21% 14%
Real Estate
Dollar
Pre-BREP 140,714 $       - $                - $                n/a - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,304,704 0.8x 5% 2,865,821 2.4x 4,170,525 1.5x 80% 13%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,946 7,035,133 1.6x - 2,352,733 1.6x 9,387,866 1.6x 41% 9%
BREP VI (Feb 2007 / Aug 2011) 11,057,598 778,946 14,875,722 1.5x 6% 1,657,237 2.0x 16,532,959 1.5x 30% 9%
BREP VII (Aug 2011 / Feb 2017) 13,380,006 8,309,404 6,029,048 1.2x - 285,170 1.5x 6,314,218 1.2x 93% 31%
Total Global Real Estate Funds 35,417,346 $ 9,332,296 $    29,246,768 $ 1.4x 3% 14,690,605 $ 2.1x 43,937,373 $ 1.6x 28% 16%
BREP Co-Investment
(e)
3,551,965 - 4,666,535 1.5x 1% 499,348 1.4x 5,165,883 1.5x 11% 11%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 109,596 € 1.2x - 1,230,290 € 2.2x 1,339,886 € 2.0x 26% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 81,163 1,130,137 0.9x - 191,501 1.2x 1,321,638 1.0x 3% (3)%
BREP Europe III (Jun 2008 / Dec 2013)
3,199,792 1,232,039 2,689,712 1.3x - 15,712 2.8x 2,705,424 1.4x 49% 18%
Total Euro Funds 5,651,918 € 1,313,202 € 3,929,445 € 1.2x - 1,437,503 € 2.0x 5,366,948 € 1.3x 24% 8%
Total Real Estate 46,092,185 $ 11,003,912 $ 39,105,145 $ 1.4x 3% 16,961,798 $ 2.1x 56,066,943 $ 1.5x 27% 14%
2,824,982 $    792,570 $       2,373,265 $    1.2x - 1,332,667 $    1.2x 3,705,932 $    1.2x 16% 13%
Credit
Mezzanine 6,120,000 $    3,005,452 $    4,342,028 $    1.4x - 1,667,885 $    1.6x 6,009,913 $    1.4x n/a 19%
Rescue Lending 3,253,143 689,731 3,197,712 1.2x - 1,172,529 1.2x 4,370,241 1.2x n/a 14%
Total Credit 9,373,143 $    3,695,183 $    7,539,740 $    1.3x - 2,840,414 $    1.4x 10,380,154 $ 1.3x - -
(f)
Debt Strategies Drawdown

Blackstone 25
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital.  This amount is not reduced by outstanding commitments to investments.
Additionally, the Real Estate segment has $1.1 billion of Available Capital that has been reserved for add-on investments in funds that are fully invested.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2012 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e) BREP Co-Investment represents co-investment capital raised for various BREP investments.  The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(f) Excludes Capital Trust drawdown funds.
Investment Records as of December 31, 2012 – Notes

Blackstone 26
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12
(22,677) $    58,325 $      (74,964) $    128,824 $   106,413 $   (168,303) $   218,598 $
21,221 107,405 (53,027) 183,431 169,918 (83,234) 407,727
456,706 197,643 239,934 (157,607) (180,011) 7,953 99,959
111 54,259 (17,666) 41,854 25,151 (24,869) 103,598
455,361 $   417,632 $   94,277 $      196,502 $   121,471 $   (268,453) $   829,882 $
250,299 38,753 41,337 39,237 65,696 345,711 185,023
705,660 $   456,385 $   135,614 $   235,739 $   187,167 $   77,258 $       1,014,905 $
147,808 244,897 268,936 248,179 317,499 1,269,932 1,079,511
86,121 50,888 39,435 33,338 26,487 220,865 150,148
(456,817) (251,902) (222,268) 115,753 154,860 16,916 (203,557)
482,772 $   500,268 $   221,717 $   633,009 $   686,013 $   1,584,971 $ 2,041,007 $
(14,618) (9,051) (9,368) (11,257) (16,032) (45,763) (45,708)
468,154 $   491,217 $   212,349 $   621,752 $   669,981 $   1,539,208 $ 1,995,299 $
14,618 9,051 9,368 11,257 16,032 45,763 45,708
(357,950) (385,756) (134,837) (602,999) (470,173) (1,174,526) (1,593,765)
(55,725) (83,406) 16,264 (107,432) (111,670) (185,264) (286,244)
2,271 6,310 1,892 12,877 4,690 4,600 25,769
94,728 109,512 40,693 199,597 163,744 316,712 513,546
166,096 $   146,928 $   145,729 $   135,052 $   272,604 $   546,493 $     700,313 $
17,494 6,649 54,147 68,905 262,710 128,409 392,411
16,697 23,492 9,360 25,098 37,448 102,575 95,398
(2,395) (5,897) (1,280) (8,251) (6,444) (6,057) (21,872)
(19,706) (9,051) (19,552) (31,169) (72,553) (74,696) (132,325)
178,186 $   162,121 $   188,404 $   189,635 $   493,765 $   696,724 $     1,033,925 $
14,843 13,554 12,850 18,163 24,585 53,201 69,152
19,706 9,051 19,552 31,169 72,553 74,696 132,325
8,451 10,268 10,391 8,895 12,681 32,764 42,235
221,186 $   194,994 $   231,197 $   247,862 $   603,584 $   857,385 $     1,277,637 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
Net Income  (Loss)
Provision for Taxes
Income Before Provision for Taxes
IPO and Acquisition-Related Charges
(a)
Amortization of Intangibles
(b)
Income (Loss) Associated with Non-Controlling Interests in (Income) Loss of
Consolidated Entities
(c)
Economic Income
Taxes
(d)
Economic Net Income
Taxes
(d)
Performance Fee Adjustment
(e)
Investment Income (Loss) Adjustment
(f)
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(g)
Performance Fee Compensation and Benefits Adjustment
(h)
Fee Related Earnings
Realized Performance Fees
(i)
Realized Investment Income
(j)
Adjustment Related to Realized Investment Income -
Blackstone's Treasury Cash Management Strategies
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
Distributable Earnings
Interest
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
Depreciation and Amortization
Adjusted EBITDA
Net Income (Loss) Attributable to The Blackstone Group L.P.

Blackstone 27
Note: Prior period amounts have been adjusted to conform to the current period presentation and definitions.  See also Appendix –
Definitions.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes and the Payable Under Tax Receivable Agreement.
Reconciliation of GAAP to Non-GAAP Measures – Notes

Blackstone 28
Calculation of Certain Non-GAAP Financial Metric Components
(Dollars in Thousands)
4Q'12 FY'12
Interest Income and Dividend Revenue 14,890 $        46,630 $
Other Revenue 4,707 5,149
4,690 25,769
Interest Income and Other Revenue 24,287 $        77,548 $
Realized Incentive Fees 272,873 301,464
Less: Realized Incentive Fee Compensation (125,758) (140,042)
Net Realized Incentive Fees 147,115 $     161,422 $
Realized Carried Interest 174,168 327,422
Less: Realized Carried Interest Compensation (58,573) (96,433)
Net Realized Carried Interest 115,595 $     230,989 $
Realized Investment Income 37,448 95,398
(6,444) (21,872)
Net Realized Investment Income 31,004 $        73,526 $
Unrealized Incentive Fees (184,507) (29,311)
Less: Unrealized Incentive Fee Compensation 91,965 44,528
Net Unrealized Incentive Fees (92,542) $      15,217 $
Unrealized Carried Interest 207,639 994,190
Less: Unrealized Carried Interest Compensation (71,378) (321,599)
Net Unrealized Carried Interest 136,261 $     672,591 $
Unrealized Investment Income 74,222 190,846
(4,690) (25,769)
6,444 21,872
Net Unrealized Investment Income 75,976 $        186,949 $
Related Payables
(b)
56,521 $        86,617 $
Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
Less: Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
Less: Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
(b)
See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
Represents tax related payables including the Payable Under Tax Receivable Agreement.

Blackstone 29
Unit Rollforward
(a)
(b)
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 FY'11 FY'12
490,511,637 506,985,529 528,778,977 544,716,399 553,989,577 475,582,718 533,703,606
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units - 10,404,029 - 2,207,204 2,430,014 - 4,965,464
Total GAAP Weighted-Average Common Units Outstanding 490,511,637 517,389,558 528,778,977 546,923,603 556,419,591 475,582,718 538,669,070
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 613,105,891 602,817,069 591,155,160 586,762,611 581,202,276 628,115,753 590,446,577
Weighted-Average Unvested Deferred Restricted Common Units 12,469,282 - 4,820,609 - - 9,244,394 -
Weighted-Average Economic Net Income Adjusted Units 1,116,086,810 1,120,206,627 1,124,754,746 1,133,686,214 1,137,621,867 1,112,942,865 1,129,115,647
Economic Net Income Adjusted Units, End of Period 1,108,034,890 1,119,829,138 1,122,067,386 1,133,637,141 1,143,019,281 1,108,034,890 1,143,019,281
Total Common Units Outstanding
(a)
495,599,976 510,868,415 525,464,110 537,299,585 568,600,922 495,599,976 568,600,922
Adjustments:
Blackstone Holdings Partnership Units 608,718,156 597,566,417 585,315,742 584,690,200 553,614,040 608,718,156 553,614,040
Distributable Earnings Units Outstanding
(b)
1,104,318,132 1,108,434,832 1,110,779,852 1,121,989,785 1,122,214,962 1,104,318,132 1,122,214,962
Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Diluted
-
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
Excludes units which are not entitled to distributions.
Total GAAP Weighted-Average Common Units Outstanding -Basic

Blackstone 30
Distribution Policy
For 2013, Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for
Distribution to Common Unitholders, subject to a base quarterly distribution of $0.12 per unit.
Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter.
All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of
Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.
In circumstances in which the Net Cash Available for Distribution to Common Unitholders for a quarter falls short of the amount necessary to support the base distribution of $0.12 per unit, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by  the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit.

Blackstone 31
Definitions
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments.  EI represents segment net income before taxes excluding transaction-related charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions.  Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions.  EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes.  Taxes represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies.  Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits.  FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships.  DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds.
DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue,
(c) Other Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, (b) Realized Performance Fee
Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement.  DE is
reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses.  Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.

Blackstone 32
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2011, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.